Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
June, 1998

Scheduled Maturity                                      9/15/98


Coupon                                                  5.9875%


Excess Protection Level
   3 Month Average  8.32%
     June, 1998  9.25%
     May, 1998  8.58%
     April, 1998  7.14%



Cash Yield                                              24.16%


Investor Charge Offs                                    6.92%


Base Rate                                               7.99%


Over 35 Day Delinquency                                 5.41%


Seller's Interest                                       25.60%


Total Payment Rate                                      10.81%


Total Principal Balance                                $4,569,613,783.29


Investor Participation Amount                          $187,500,000.00


Seller Participation Amount                            $1,169,613,783.29